Corporate Presentation January 2024 Exhibit 99.2

Forward-looking Statement This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, the potential regulatory path forward for tebipenem HBr and the potential approval of tebipenem HBr by the U.S. Food and Drug Administration (FDA) and the timing thereof; the potential commercialization of tebipenem HBr and its future value, the potential receipt of milestone payments and royalties on future sales of tebipenem HBr under the GlaxoSmithKline Intellectual Property (No. 3) Limited (GSK) license agreement; the Company’s cash runway; the future development and commercialization of SPR206 and SPR720; the potential number of patients who could be treated by tebipenem HBr and SPR720 and market demand for tebipenem HBr and SPR720 generally; the effectiveness of tebipenem HBr and its potential impact on healthcare resource utilizations; expected broad access across payer channels for tebipenem HBr; the anticipated shift in treating patients from intravenous to oral administration; the initiation, timing, progress and results of the Company’s preclinical studies and clinical trials and its research and development programs, including management’s assessment of such results; the timing of the availability of data from the Company’s clinical trials; the timing of the Company’s filings with regulatory agencies; product candidate benefits; competitive position; business strategies; objectives of management; potential growth opportunities; potential market size; reimbursement matters; possible or assumed future results of operations; projected costs and the availability of additional non-dilutive funding from governmental agencies beyond any initially funded awards.  In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intent,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions.  All statements other than statements of historical facts contained in this presentation are forward-looking statements.  The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements.  Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including whether the FDA will ultimately approve tebipenem HBr and, if so, the timing of any such approval; whether the FDA will require any additional clinical data or place labeling restrictions on the use of tebipenem HBr that would add costs for the Company, delay approval and/or reduce the commercial prospects of tebipenem HBr; the Company’s need for additional funding; the lengthy, expensive, and uncertain process of clinical drug development; the Company’s reliance on third parties to manufacture, develop, and commercialize its product candidates, if approved; the ability to develop and commercialize the Company’s product candidates, if approved; the potential impact of the COVID-19 pandemic; the Company’s ability to retain key personnel; whether results obtained in preclinical studies and clinical trials will be indicative of results obtained in future clinical trials and whether preliminary data from the Company’s clinical trials will be predictive of final results from such trials; the Company’s dependence on raising capital and whether the Company’s product candidates will advance through the preclinical development and clinical trial process on a timely basis, or at all, taking into account such factors as the effects of possible regulatory delays, slower than anticipated patient enrollment, manufacturing challenges, clinical trial design, clinical data requirements and clinical outcomes; whether the results of such clinical trials will warrant submission for approval from the FDA or equivalent foreign regulatory agencies; decisions made by the FDA and equivalent foreign regulatory agencies with respect to the development and commercialization of the Company’s product candidates; the commercial potential of the Company’s product candidates; the Company’s ability to obtain adequate third-party reimbursement for its product candidates; whether the Company will satisfy all of the pre-conditions to receipt of the milestone payments under its various license and collaboration agreements; whether BARDA elects to exercise its second option under the Company’s agreement with BARDA; the Company’s ability to implement its strategic plans; the Company’s ability to obtain, maintain and enforce intellectual property and other proprietary rights for its product candidates; the risks and uncertainties related to market conditions; whether the Company’s cash resources will be sufficient to fund its continuing operations for the periods and/or trials anticipated; and other factors discussed in the “Risk Factors” section of the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (SEC), and risks described in other filings the Company may make with the SEC in the future.  The forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation.

Developing Therapies for Rare and Multi-drug Resistant Infectious Diseases

Diversified clinical-stage portfolio

- Late-stage development pipeline
- Focused on oral, small molecule drugs
- Indications with high unmet need in addressable patient populations
- Orphan drug and/or QIDP designations
- Strong global intellectual property

SPR720, positioned for near-term inflection

- Potential novel, oral, first-line treatment for non-tuberculous mycobacterial pulmonary disease (NTM-PD)
- Rare disease with ~245,000 diagnosed patients in developed markets[1]
- No approved first-line therapies
- Proof-of-concept top-line data anticipated in 2H 2024

Supported by World Class Partnerships

Partnership milestones and cash and cash equivalents expected to provide runway into late 2025

SPERO THERAPEUTICS

NTM: non-tuberculous mycobacteria; NTM-PD: non-tuberculous mycobacterial pulmonary disease; Tebipenem HBr: tebipenem pivoxil hydrobromide (formerly SPR994); QIDP: qualified infectious disease product

1. Winthrop KL, et al. Ann Am Thorac Soc 2020; 17:178-85.

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Maturing Pipeline with Differentiated Clinical Assets Wholly Owned Asset Indication Preclinical Phase 1 Phase 2 Phase 3 Partnered Assets SPR720 Tebipenem HBr SPR206 Anticipated Milestone NTM-PD Top-line Data (2H 2024) Complete Enrollment (2H 2025) Initiate Phase 21 Non-dilutive Funding Alliances: Worldwide Rights Spero Retains Rights in United States cUTI HABP/VABP China Europe cUTI: complicated urinary tract infection; NTM-PD: non-tuberculous mycobacterial pulmonary disease; HABP: hospital-acquired bacterial pneumonia; VABP: ventilator-associated bacterial pneumonia 1. Contingent on continued non-dilutive funding availability

SPR720

NTM-PD: Chronic Debilitating Disease with 5-year Mortality Rate of 35%[1]

NTM Bacteria	Patient Characteristics	Sign/Symptom	Frequency (%)
M. avium complex (80-85%)	 Structural lung disease Immuno-compromised Exposure to NTM bacteria (e.g. water, soil)	Fatigue	83
M. abscessus		Cough	78
M. xenopi		Sputum (phlegm)	67
M. fortuitum		Short of breath	65
M. kansasii		Night sweats	54
M. malmoense		Fever	44
M. simiae		Hemoptysis	29
		Weight loss	3.7 ± 5.2 kg

Progressive Lung Damage





Patients Need an Effective Oral Therapy Early in Their Disease Journey

SPERO THERAPEUTICS

NTM: non-tuberculous mycobacteria; NTM-PD: NTM pulmonary disease; Kim RD, et al. Am J Respir Crit Care Med 2008; 178:1066-74. 1. All cause mortality

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NTM-PD Patient Journey To Diagnosis Leads to Sub-optimal Treatment Choices

No approved therapy for first-line treatment of NTM-PD patients

Environmental exposure to MAC → Pre-existing risk factors lead to MAC colonization in pulmonary tissue → Clinical manifestations emerge and worsen over time → Diagnosis primarily by pulmonologists (mostly at specialized treatment centers)

- Non-cavitary form (~80%) → Azythromycin + Ethambutol + Rifampin
- Cavitary form (~20%) → Azythromycin + Ethambutol + Rifampin +/- IV Amikacin

Guidance-based 1L SOC aims to reduce microbial burden measured by SCC

Lack of Effective Outcomes

- Sputum culture conversion occurs in up to 67% of patients receiving a susceptibility-based treatment
- Even when culture conversion is achieved, recurrence occurs in up to 50% of patients

Safety/Intolerability

- Azithromycin: QT prolongation, GI intolerability (nausea, vomiting, bloating, abdominal pain), increasing resistance
- Ethambutol: Optic neuritis, hepatoxicity, peripheral neuropathy
- Rifampin: Hepatotoxicity, GI intolerability, immunologic reactions, drug-drug interactions

Unmet Medical Need: Better Tolerability and Effectiveness, Fewer Drug-Drug Interactions, Shorter Therapy Duration

SPERO THERAPEUTICS

1L: first line; GI: gastrointestinal; MAC: *Mycobacterium avium* complex; NTM: non-tuberculous mycobacteria; NTM-PD: NTM pulmonary disease; SCC: sputum culture conversion (to negative); SOC: standard of care; The voice of the Patient, Non-Tuberculous Mycobacterial (NTM) Lung Infection Public Meeting: October 15, 2015; Report Date: April 2016. Hamed KA and Tillotson G. Expert Rev Respir Med 2023;17:973-88.

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Strong NTM-PD Patient Community Voices Unmet Therapeutic Need 97% 84% 72% 53% 42% 1. Flume PA, et al. Chest 2021; 159:537-43. N=465 US patients with NTM-PD1 If your treatment could change one thing about your NTM lung infection, what would that be? “Less Coughing, less shortness of breath, less fatigue” “I am most concerned with TOTAL lung health … getting this infection under control means I am less likely to have exacerbations that in turn require additional antibiotics in the future” “Get rid of the bleeding, get rid of the mucous, get rid of the NTM”

SPR720 For Treatment-naïve and Treatment-experienced Non-refractory Patients

- Diagnosed patient opportunity estimated to be ~245,000 across US, Europe*, and Japan[1]
- Increasing prevalence estimated at 7–8% annually across developed markets


US: ~95,000
Europe: ~15,000
Japan: ~135,000


Once diagnosed, up to 50% of patients are treated with guidelines-based therapy[2]
41% continue at 6 months
18% continue at 12 months
11% continue at 18 months

SPR720 Aims to be the Principal Foundation to a First-line SOC Combination Drug Regimen for NTM-PD

SPERO THERAPEUTICS

*Europe refers to Germany, United Kingdom, Italy, Netherlands and France. 1. Flume PA, et al. Chest 2021; 159:537-43.

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SPR720 Well-positioned for Unmet Patient Needs in First-line Setting

Improve first-line SOC regimen

- ✓ Potency against multiple NTM pathogens, including MAC and *M. abscessus*[1]
- ✓ Novel mechanism of action with evidence of cross resistance against marketed antibiotics[2] and low propensity for selection of resistance[3]
- ✓ Data to-date support potential for efficacy, macrophage penetration, and safety/tolerability
- ✓ May be administered with or without food
- ✓ Composition of matter patent through 2033
- ✓ Granted Orphan Drug Designation and QIDP designations

SPERO THERAPEUTICS

M.: Mycobacterium; MAC: *M. avium* complex; NTM: non-tuberculous mycobacteria; SOC: standard of care; QIDP: qualified infectious disease product; 1. Brown-Elliott BA, et al. Antimicrob Agents Chemother. 2018 62:e01503-18. 2. IBID, 3. Aragaw WW, et al. Microbiol Spectr 2022;10:e0132121.

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SPR720 is an Aminobenzimidazole, a Novel Pharmacophore Oral, small molecule Gyrase B inhibitor Novel mechanism of action not exploited by current antibiotics No cross resistance to current SOC agents Low propensity for selection of resistance  Penetrates lung macrophages Differentiated advantages in vitro & in vivo  Activity includes MAC and MAB isolates resistant to SOC agents, including macrolide-resistant MAC Evidence of activity as stand-alone agent and in combination with SOC agents Phosphate ester prodrug Active moiety Oral absorption

Novel Mechanism of Action Not Exploited by Existing Antibiotics

- SPR719, active moiety of SPR720 pro-drug, inhibits ATPase activity of bacterial DNA gyrase B
  - DNA gyrase B is distinct from gyrase A, the target of fluoroquinolones
- Blocks introduction of negative supercoils in DNA and traps chromosome in a positively charged state that impacts cell physiology and division
- Inhibits bacterial DNA synthesis resulting in death of bacterial cell



2 ATP
GyrB inhibitors
ATPase
TOPRIM
GyrB
GyrA
fluoroquinolones

SPERO THERAPEUTICS

ATPase: F0F1-ATP Synthase; TOPRIM: Topoisomerase-primase domain; Winthrop KL, et al. Expert Rev Anti Infect Ther 2023; 21:1177-87.

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In vitro Data Demonstrate Potent Activity Against Range of NTM Species NTM Species N SPR719 MIC90 Amikacin MIC90 M. avium complex 41 2 32 M. abscessus subsp. abscessus 30 4 16 M. abscessus subsp. massiliense 10 2 16 M. chelonae 10 4 32 M. fortuitum group 10 1 ≤1 M. immunogenum 10 8 16 M. simiae 10 2 16 MIC90: minimum inhibitory concentration at which 90% of isolates were inhibited; NTM: non-tuberculous mycobacteria; SPR719 is the active moiety of the prodrug SPR720 and is used for in vitro testing. Brown-Elliott BA, et al. Antimicrob Agents Chemother 2018; 62:e01503-18.SPR720, Investigator Brochure Edition 5; 07Apr2022.

In Vivo Data Demonstrate Increased Potency When Combined with SOC Untreated SPR720 as monotherapy and in combination with SOC agents SPR720 monotherapy activity Dose-response Improved efficacy of current SOC combination regimen

Phase 1 SAD/MAD: Dose Response Observed With No Evidence Of Food Effect Mean plasma concentration-time curves following single ascending dosing (SAD) of SPR720

Phase 1 SAD/MAD: Favorable Safety/Tolerability Profile 500 mg and 1000 mg doses evaluated over 7- and 14-days Dose-dependent increase in plasma exposure No SAEs reported; mild GI symptoms at ≥1500mg doses One discontinuation at 1500 mg dose: Grade 2 pancreatic enzyme elevation that was asymptomatic, monitorable and reversible Phase 1 Results Show SPR720 was Well-tolerated with Exposures above Predicted Therapeutic Levels

Phase 2a Designed to Achieve Proof-of-Concept Study SPR720-202 (NCT05496374): Phase 2a study in NTM-PD N SPR719 MIC50 A Study to Evaluate the Efficacy, Safety, Tolerability, and Pharmacokinetics of SPR720, as Compared With Placebo  for the Treatment of Participants With Mycobacterium avium Complex (MAC) Pulmonary Disease 30 2 Treatment Population Four Treatment Arms Endpoints Treatment-naïve/experienced (non-refractory) patients with NTM due to M. avium complex Approximately 35 patients 56 Days of Dosing   Placebo,  n=9   SPR720 (500 mg), n=9   SPR720 (1000 mg), n=9   SPR720 (1000 mg), n=4    Primary Endpoint:     1. Microbiological response    Secondary Endpoints:    1. Safety & tolerability    2. How patients feel & function 3. Plasma PK 27 patients randomized 1:1:1 (blinded) Intense PK substudy (open label) MAC: M. avium complex; NTM-PD: non-tuberculous mycobacterial pulmonary disease; PK: pharmacokinetics

Comprehensive Data Set Anticipated in 2H 2024 We anticipate a robust dataset to inform the registrational path for SPR720 as first-line therapy for NTM-PD Microbiological response to demonstrate anti-NTM activity in patients Patient-reported outcomes to inform primary endpoint in later trials  Pharmacokinetics in patients Intrapulmonary PK from bronchoalveolar lavage (BAL) study, in healthy volunteers  Determine PK of co-administered SPR720, azithromycin and ethambutol in healthy volunteers Confirm safety/tolerability profile evidenced in prior studies  MAC: M. avium complex; NTM-PD: non-tuberculous mycobacterial pulmonary disease; PK: pharmacokinetics

SPR720 Well Positioned to Become the Foundation of First-line NTM-PD Therapy

Key Attribute*	SPR720 SPRO	Epatraborole ANTX	Arikayce INSM	MNKD101 MNKD
Novel MOA	✓	✓	X	X
MAC MIC_{90} <=2 mg/L	✓	X[1]	X[2]	✓
Low Propensity for Resistance	✓	X[3]	✓	?
Macrolide-Resistant MAC Activity	✓	?	✓	✓
Oral Administration	✓	✓	X	X
No Food Effect	✓	✓	*N/A*	*N/A*

* *The above table describes features of different first-line, pre-commercial, NTM-PD therapies and is based on publicly available data. It does not represent the results of head-to-head comparison studies*

MOA: mode of action; MAC: *Mycobacterium avium* complex; MIC: minimum inhibitory concentration; MIC_{90}: MIC at which 90% of isolates were inhibited; NA: not applicable.1.White TK et al. Epetraborole *in vitro* Activity Against *Mycobacterium avium* complex Recent Clinical Isolates from Japan. Open Forum Infect Dis. 2023 Nov 27;10(Suppl 2):ofad500.1758. doi: 2.Brown-Elliott BA, et al. *In Vitro* Susceptibility Testing of a Novel Benzimidazole, SPR719..Antimicrob Agents Chemother. 2018 Oct 24;62(11):e01503-18. doi. 3. O'Dwyer K. et al, Bacterial resistance to leucyl-tRNA synthetase inhibitor GSK2251052 develops during treatment of complicated urinary tract infections. Antimicrob Agents Chemother. 2015 Jan;59(1):289-98. doi:

SPERO THERAPEUTICS 19

Tebipenem HBr Oral Carbapenem

Large Market Opportunity for cUTI Patients to Be Treated at Home

Targeted patients often cycle through multiple therapies


7.9 M UTI Patients in the US
5.2 M
1st line Oral
1.6 M
2nd line Oral
(Resistant/Failed)
1.1 M
IV Therapy/3rd+ line Oral
(Resistant/Failed)
2.7 M Market
780 K
IV
Carbapenem
Pip/tazo
1.9 M
2nd line Oral
(Resistant/Failed)

Lack of effective oral treatment options has resulted in increased…

- Outpatient visits
- Emergency department visits
- Unwarranted outpatient IV use
- Unnecessary hospitalizations
- Hospital days
- Home health and long-term care stays post-hospitalization

Tebipenem Focus: cUTI

2.7M UTI prescriptions 2nd line + Oral or IV therapy

Tebipenem HBr:

- Qualified Infectious Disease Product (QIDP) exclusivity
- Intellectual Property protection until 2038

IV: intravenous; tebipenem HBr: tebipenem pivoxil hydrobromide (formerly SPR994); UTI: urinary tract infection
IQVIA 2019; Komodo 2020 data; Becton Dickinson Market Research, 2020

SPERO THERAPEUTICS 21

Tebipenem HBr: Potentially Differentiated Oral Therapy for cUTI, if Approved Potential first-to-market oral carbapenem Phase 3 enrolling Global commercial partnership Potential treatment of complicated UTI in the outpatient setting Broad prescriber base beyond infectious disease specialists Robust IP through 2038 QIDP designation PIVOT-PO trial protocol approved under FDA Special Protocol Assessment (SPA) Enrollment began with “First Patient, First Dose” in Q4 2023 Out-licensed global commercial rights to GSK Robust financial terms including potential developmental, regulatory, and commercial milestones, as well as tiered sales royalties cUTI: complicated urinary tract infection; IP: intellectual property; tebipenem HBr: tebipenem pivoxil hydrobromide (formerly SPR994); QIDP: qualified infectious disease product

Exclusive License Agreement with GSK for Tebipenem HBr and Equity Investment Global Collaboration Financial Terms GSK received exclusive license to develop and commercialize tebipenem pivoxil and tebipenem HBr in all territories, except Japan and certain other Asian countries (Meiji Seika Territories) Spero is responsible for execution and costs of the tebipenem HBr follow up Phase 3 in the United States GSK is responsible for the execution and costs of commercial activities for tebipenem HBr in the United States, as well as all development and commercial activities in territories outside of United States (not including Meiji Seika Territories) Transaction closed November 7, 2022 Spero received an upfront payment of $66 Million and GSK made additional $9 million common stock investment in Spero Spero eligible to receive up to $525 million in development, commercial and sales milestone payments Up to $150 million in development milestone payments ($125 million qualified to date), $25 million remaining, to be paid on GSK’s submission of tebipenem HBr’s New Drug Application (NDA) Up to $150 million in potential commercial milestones based on first commercial sales Up to $225 million in sales related milestone payments Spero to receive tiered low-single digit to low-double digit (if sales exceed $1billion) tiered royalties

Phase 3 Clinical Trial PIVOT-PO: Pivotal Design Negotiated FDA Special Protocol Assessment Agreement (SPA): The FDA has indicated that positive and persuasive results from PIVOT-PO, along with previously completed studies, could be sufficient to support approval of tebipenem HBr as a treatment for cUTI, including pyelonephritis, for a limited use indication Study Tebipenem HBr (NCT06059846): Phase 3 Clinical Trial in cUTI N SPR719 MIC50 A Phase 3, Randomized, Double-blind, Double-dummy, Multi-center Study to Assess the Efficacy and Safety of Orally Administered Tebipenem Pivoxil Hydrobromide (TBP-PI-HBr), Compared to Intravenously Administered Imipenem-cilastin in Patients with Complicated Urinary Tract Infection (cUTI) or Acute Pyelonephritis (AP) 30 2 Treatment Population Two Treatment Arms Endpoints Patients with a diagnosis of cUTI or AP Approximately 2648 patients (Stratified by age, baseline diagnosis, etc.) 7-10 Days of Dosing 1. TBP-PI-HBR (600 mg) orally and “dummy” infusion IV, every 6 hours, days 1-10 (n=1324) 2. Imipenem-cilastin (500 mg) IV and matched “dummy” tablets, orally every 6 hours, days 1-10, (n=1324) Primary Endpoint:  1. Overall response at TOC in micro-ITT population Primary Analysis:  1. Assessment of non-inferiority (NI) in micro-ITT population, based on a 10% NI margin AP: acute pyelonephritis; cUTI: complicated urinary tract infection; TBP-PI-HBr/tebipenem HBr: tebipenem pivoxil hydrobromide (formerly SPR994)

SPR206 Direct Acting IV Potentiator

SPR206: Ongoing Clinical Development Lends Potential to Address Significant Unmet Need

- Innovative, investigational IV direct-acting polymyxin antibiotic
- Destabilization of phospholipids and lipopolysaccharides (LPS) present
- Increased permeability, cell membrane disruption, bacterial cell death

Current standard of care involves drug combinations that are often associated with nephrotoxicity

Preclinical Studies
Support increased efficacy beyond traditional antibiotics and potential for single agent activity

✓

SAD/MAD Phase 1 Trial
No evidence of nephrotoxicity at predicted therapeutic dose levels

✓

Bronchoalveolar Lavage Phase 1 Trial
Well-tolerated and achieved lung exposures consistent with predicted therapeutic levels

✓

Renal Impairment Phase 1 Trial
Supportive of renal dosing in subsequent trials for patients impacted by differences in renal function

✓

Phase 2 HABP/VABP Proof of Concept Study: IND Filed in Q4 2023 ✓

SPR206 has Potential to Fulfill Unmet Need for a Well Tolerated, Efficacious Single-Agent Therapeutic Against Carbapenem-Resistant Pathogens

SPERO THERAPEUTICS

HABP: hospital-acquired bacterial pneumonia; MAD: multiple ascending dose; SAD: single ascending dose; VABP: ventilator-associated bacterial pneumonia

1. Bruss J, et al. Antimicrob Agents Chemother 2021;65:e0073921. 2. Rodvold KA, et al. Antimicrob Agents Chemother 2023;67:e0042623. 3. Bruss JB, et al. Antimicrob Agents Chemother 2023;67:e0050523.

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Leadership Team



Sath Shukla
President and Chief Executive Officer

- Prior CFO at Spero Therapeutics; Prior CFO at Ziopharm Oncology; VP and Global Head of Corporate Finance at Vertex
- Over 20 years of financial leadership, executing within commercial and clinical companies



Kamal Hamed, MD, MPH, MBA
Chief Medical Officer

- Prior CMO (Lysovant Sciences), Head of Development & Medical Affairs (Basilea) Therapeutic Area Head (Novartis)
- Led various anti-infective clinical development programs in antibacterials, antivirals, antimalarials, and antifungals
- Over 20 years in the pharmaceutical industry



Esther Rajavelu
Chief Financial Officer
Chief Business Officer

- Over two decades of life science sector experience, combining equities research, investment banking, strategy consulting, and M&A.
- Prior CFO at Fulcrum Therapeutics. Senior equity research analyst at UBS, Oppenheimer and Deutsche Bank. Healthcare Investment Banker at Bank of America.



Timothy Keutzer
Chief Operating Officer

- Previously, Spero's Chief Development Officer
- Prior VP Program and Portfolio Management, Cubist
- Extensive antibiotic development experience from pre-clinical to approval
- Over 30 years in the pharmaceutical industry



Tamara Joseph, JD, LLM
Chief Legal Officer

- Over 20 years of leadership and legal experience in the biotech sector
- Prior General Counsel at several biotechnology companies including Millendo Therapeutics, Enzyvant Therapeutics, InVivo Therapeutics, and Cubist



James Brady
Chief Human Resource Officer

- Prior CHRO at uniQure Therapeutics; Vice President, Human Resources at Intarcia Therapeutics
- Over 30 years of senior human resources leadership with over 17 years in the life science space

SPERO THERAPEUTICS

*Trademarks are properties of their respective owners

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Thank You